THE TREASURER'S FUND

      SUPPLEMENT DATED NOVEMBER 25, 1996 TO PROSPECTUS DATED MARCH 1, 1996

      This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

      At its October 16, 1996 meeting, the Board of Directors of The Treasurer's Fund, Inc. approved, as successor Administrator to Furman Selz LLC, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services. Effective November 25, 1996 BISYS Fund Services, Inc. ("BISYS") became the successor Transfer Agent to Furman Selz LLC. All references to Furman Selz LLC as Transfer Agent in the Prospectus shall refer to BISYS. The Board of Directors also approved, as successor Accounting Agent to Furman Selz LLC, BISYS Fund Services, Inc. BISYS and its affiliates have their principal places of business at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS and its affiliates will perform the same services as each predecessor at an identical fee. The remaining conversions are expected to occur during the last quarter of 1996.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "PURCHASE OF SHARES" STARTING ON PAGE 28
(The following is added to the end of the third paragraph):
      No third party or foreign checks will be accepted. Purchases made by mail should be sent to The Treasurer's Fund, Inc., P.O. Box 182491, Columbus, OH 43218-2491.

OTHER PURCHASE INFORMATION (The following is added at the end of this section)
     Requests in "good order" must include the following documentation: (a) A letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (b) Any required signature guarantees (see "Signature Guarantees" below); and (c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

      SIGNATURE GUARANTEES. To protect shareholder accounts, the Funds and its transfer agent from fraud, signature guarantees are required to enable the Funds to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) and the registered address and (2) share transfer requests. Shareholders may contact the Funds at 1-800-TSR-FUND/1-800-877-3863 for further details.

BY WIRE
      To   purchase   shares   by  a  Federal   funds   wire,   please   contact
1-800-TSR-FUND/1-800-877-3863 for wiring instructions. A completed account application must be overnighted to the Fund in advance of the wire at The Treasurer's Fund, Inc., c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219.

BY MAIL
      Purchases to open new accounts which are mailed should be sent to The Treasurer's Fund, Inc., P.O. Box 182491, Columbus, OH 43218-2491, together with the completed and account application.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "REDEMPTION OF SHARES" STARTING ON PAGE 29
REDEMPTION OF SHARES BY CHECK WRITING (The following sentence is added at the end of this section)
      It is not possible to use a check to close out your account.

FURTHER  REDEMPTION  INFORMATION  (The  following  is  added  to the end of this section)
      Requests in "good order" must include the following documentation: (a) A letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (b) Any required signature guarantees (see "Signature Guarantees" above); and (c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "EXCHANGE OF SHARES" ON PAGE 30 (The following sentence is added to the end of this section)
      Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "DIVIDENDS AND DISTRIBUTIONS" ON PAGE 30
(The following is added to the end of this section)
      If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.